Intrexon Health Overview May 2019 Exhibit 99.2

Forward Looking Statements © 2019 Intrexon Corp. All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon’s securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon. Safe Harbor Statement Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business, discussion of anticipated clinical trials and future collaborations. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Intrexon’s strategy and overall approach to its business model and its ability to exercise more control and ownership over the development process and commercialization path; (ii) Intrexon’s ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) Intrexon's ability to successfully enter into optimal strategic relationships with its subsidiaries and operating companies that it may form in the future; (iv) actual or anticipated variations in Intrexon’s operating results; (v) actual or anticipated fluctuations in Intrexon’s competitors’ or its collaborators’ operating results or changes in their respective growth rates; (vi) Intrexon’s cash position; (vii) market conditions in Intrexon’s industry; (viii) the volatility of Intrexon’s stock price; (ix) Intrexon’s ability, and the ability of its collaborators, to protect Intrexon’s intellectual property and other proprietary rights and technologies; (x) Intrexon’s ability, and the ability of its collaborators, to adapt to changes in laws or regulations and policies; (xi) the outcomes of pending and future litigation; (xii) the rate and degree of market acceptance of any products developed by Intrexon, its subsidiaries, collaborations or joint ventures; (xiii) Intrexon’s ability to retain and recruit key personnel; (xiv) Intrexon’s expectations related to the use of proceeds from its public offerings and other financing efforts; and (xv) Intrexon’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intrexon’s Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. All information in this presentation is as of the date of the release, and Intrexon undertakes no duty to update this information unless required by law. All of the pharmaceutical products described in this presentation are investigational new drugs, which are currently undergoing pre-clinical and/or human clinical trial testing. As a result, none of them have had their safety or efficacy established or are approved by the U.S. Food and Drug Administration or any other regulatory agency.

Intrexon Health Investment Overview Possessing the broadest and deepest gene and cell therapy technologies and capabilities Addressing unmet medical needs with therapeutics that are Targeted, Controllable, and Multigenic Eight clinical stage assets across diverse indications, more coming to the clinic Offering significantly improved COGS as compared with current generations Multiple near-term catalysts for value recognition

Board of Directors Randal J. Kirk Chairman Chairman & CEO of Intrexon Former Chairman/CEO of New River Pharmaceuticals, Inc. and Chairman of Clinical Data, Inc. Cesar Alvarez Senior Chairman of Greenberg Traurig Recognized as one of the “100 Most Influential Lawyers in America” Vinita Gupta CEO of Lupin Limited Named 2015 Ernst & Young Entrepreneur of the Year Jeffrey Kindler CEO of Centrexion Corporation Former Chairman/CEO of Pfizer, Inc. Dean Mitchell Executive Chairman and Board member of Covis Pharma Holdings S.a.r.l. Former CEO, Alpharma Robert Shapiro Lead Independent Chairman, Managing Director, and Co-Founder of Sandbox Industries, LLC Former Chairman/CEO of Monsanto Company Steve Frank Chairman of Global Healthcare Investment Banking at J.P. Morgan Former head of Bear Stearns Worldwide Health Care Investment Banking Group James Turley Director of Citigroup and Emerson Electric Co. Former Chairman/CEO of Ernst & Young Fred Hassan Partner and Managing Director of Warburg Pincus LLC Former Chairman/CEO of Schering-Plough

Executive Leadership Co-Founder & COO of General Injectables and Vaccines (now the medical business of Henry Schein) Co-founder and first President of King Pharmaceuticals (now part of Pfizer) Board member and largest shareholder of Scios, Inc. (now part of Johnson & Johnson) Founder, Chairman, CEO and largest shareholder of New River Pharmaceuticals (now part of Takeda) Chairman and largest shareholder of Clinical Data, Inc. (now part of Allergan) Board member (11 years) and largest shareholder of Halozyme (traded on Nasdaq) Chairman, CEO and largest shareholder of Intrexon Randal J. Kirk Chairman and CEO Helen Sabzevari, PhD President, Precigen, Inc. President of Precigen Inc., a dedicated discovery and clinical stage biopharmaceutical company advancing the next generation of gene and cellular therapies Co-founder and Chief Science Officer of Compass Therapeutics, a fully-integrated drug discovery and development company focused on manipulating the immune system to treat human disease Global Head of Immuno-Oncology Global Research and Early Development at EMD Serono (a subsidiary of Merck KGaA, Darmstadt, Germany). Led discovery and development of the anti-PD-L1 checkpoint inhibitor Bavencio® (avelumab), designated by the US FDA as a breakthrough therapy and approved to treat metastatic Merkel cell carcinoma and urothelial carcinoma. Led the Molecular Immunology Group at the Laboratory of Tumor Immunology and Biology at the US National Cancer Institute PhD in cell and molecular immunology and postdoctoral fellow at the department of immunology at the Scripps Research Institute

Intrexon Health's Integrated GeneRx Platform

UltraVector-optimized Gene Networks
Rapid design and construction of multigenic DNA vectors for controlling gene expression employing a library of genetic parts

RheoSwitch-mediated Transcription Control
Clinically demonstrated small molecule-based inducible control over timing and dose of therapeutic effectors

Bioinformatics Analysis of Gene Regulation
Integrating data and analysis of gene regulation at the transcriptional or epigenetic level to inform design of gene therapy products

AttSite-mediated Genome Integration
Library of serine recombinases for integrating large DNA payloads into cell lines

Protein Engineering
Bioinformatics approaches to design enhanced and/or novel protein functionalities including stability, localization, and catalytic activity

AdenoVerse-mediated Gene Delivery
Extensive portfolio of high-payload capacity adenoviral vectors with improved tissue selectivity and proven clinical safety, built on a highly scalable manufacturing platform

Microbial Strain Engineering
Producing heterologous proteins through robust and versatile microbial expression systems for enzyme discovery, gene expression, and biomolecule production

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© 2019 Intrexon Corp. All rights reserved.

Intrexon Therapeutics are Targeted, Controllable, Multigenic Intrexon’s technology and expertise facilitate the creation of sophisticated solutions designed to treat complex diseases Targeted: We employ cell and genome delivery systems designed to match disease and/or injury-related specifications. Our platforms include viral or non-viral gene delivery, engineered microbes, exosome-mediated RNA delivery, transient or persistent genome modifications, and autologous or universal cell therapies. Controllable: We create modulated gene systems (including RheoSwitch® technology), in concert with DNA/RNA/protein-based regulatory motifs, to enable spatiotemporal controls over one or more therapeutic effector molecules. Multigenic: We optimize multi-effector therapies to advance treatment or cure underlying disease etiologies and also to ameliorate effects of chronic comorbid tissue damage.

Intrexon Health Spans Broad Therapeutic Areas

intrexon

Precigen
Gene and Cell Therapies
(wholly-owned subsidiary)

Precision therapeutics
- Immuno-oncology
- Autoimmunity
- Infectious Diseases

ActoBio Therapeutics
Microbe-based Biotherapeutics
(wholly-owned subsidiary)

- Autoimmunity
- Inflammation
- Gastrointestinal Disorders
- Allergy
- Oral Mucositis

Triple-Gene
Multigenic Gene Therapies
(majority-owned subsidiary)

Cardiac Disease

Exemplar Genetics
GE MiniSwine
(wholly-owned subsidiary)

- Regen. Med.
- Large Animal Disease Models

Microbial Metabolic Engineering
Small molecules

- Cannabinoids
- Opioids
- Steroids
- Others - undisclosed

Additional Therapeutic Modalities

- RDEB
- Localized Scleroderma
- Friedreich's Ataxia
- Exosome Delivery Platform
- Others - undisclosed

Triple-Gene LLC was formerly Xogenex LLC

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© 2019 Intrexon Corp. All rights reserved.

Eight Therapeutic Candidates in Clinical Development

	Therapeutic Area	Disease Target	Therapeutic Candidate	Preclinical	Phase I	Phase II	Phase III
Gene Therapy	Oncology [Precigen]	Ovarian Cancer	PRGN-3005	→	→		
Gene Therapy	Oncology [Precigen]	Relapsed/Refractory AML Higher Risk MDS	PRGN-3006	→	→		
Gene Therapy	Oncology [Precigen]	Relapsed/Refractory AML	INXN-3004	→	→		
Gene Therapy	Cardiac Disease [Triple-Gene]	Heart Failure	INXN-4001	→	→		
Gene Therapy	Rare Skin Disorders [Fibrocell]	Recessive Dystrophic EB	FCX-007	→	→	→	
Gene Therapy	Rare Skin Disorders [Fibrocell]	Moderate to Severe Localized Scleroderma	FCX-013	→	→		
Biotherapeutics	Immunotherapy [Oragenics]	Oral Mucositis	AG013	→	→	→	
Biotherapeutics	Autoimmunity [ActoBio Therapeutics]	Type 1 Diabetes	AG019	→	→		

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© 2019 Intrexon Corp. All rights reserved.

Precigen’s Pipeline Offers Rapid Value Creation and Potential for Novel Combinations Precigen pipeline as of February 2019 TA Product Platform Indication Discovery Preclinical Phase I Immuno-oncology PRGN-3006 UltraCAR-T AML, MDS INXN-3004 Viral CAR-T AML PRGN-3005 UltraCAR-T Ovarian Cancer PRGN-3007 UltraCAR-T Undisclosed PRGN-3008 UltraCAR-T Undisclosed PRGN-2009 AdenoVerse Vaccine Solid Tumors PRGN-2010 AdenoVerse Vaccine Solid Tumors PRGN-5001 Multifunctional Therapeutic Solid Tumors PRGN-2011 AdenoVerse Cytokine Therapy Solid Tumors PRGN-5002 Multifunctional Therapeutic Solid Tumors Infectious disease PRGN-2012 AdenoVerse Vaccine Undisclosed PRGN-2013 AdenoVerse Vaccine Undisclosed Autoimmune disorders PRGN-3009 Undisclosed Undisclosed PRGN-3010 Undisclosed Undisclosed PRGN-3005 UltraCAR-T PRGN-3006 UltraCAR-T PRGN-2009 PRGN-2010 PRGN-2008 PRGN-3007 (Autologous cell therapy) PRGN-3008 (Autologous cell therapy) PRGN-3009 (Autologous cell therapy) PRGN-5001 (Bi-specific antibody) PRGN-5001 (Bi-specific antibody) PRGN-3007 UltraCAR-T PRGN-3008 UltraCAR-T PRGN-2011 PRGN-3009 (Autologous cell therapy) PRGN-3010 (Autologous cell therapy)

Precigen's UltraCAR-T™ Platform Advantages: Enhanced Potency, Safety, and Scalability

POTENCY	SAFETY	SCALABILITY
✓ Multigenic expression	✓ Kill switch	✓ Rapid manufacturing
✓ Optimized CAR design	✓ Controlled gene expression with RheoSwitch®	✓ Quick turnaround for patients
✓ Long-term persistence	✓ Non-viral gene delivery	✓ No *ex vivo* expansion
✓ Preferred/less differentiated T cell phenotype		✓ Decentralized manufacturing



CAR
mbIL-15
Kill Switch
CAR – targeting for tumor types, optimized designs
mbIL15 – improves potency, no *ex vivo* expansion needed
Kill switch – designed to improve safety, can selectively deplete cell therapy

11 PRECIGEN

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© 2019 Intrexon Corp. All rights reserved.

Transformative UltraCAR-T™ Candidates PRGN-3005 and PRGN-3006

PRGN-3005 UltraCAR-T™

Status

- FDA IND clearance in Feb '19
- Phase1 study to evaluate safety and maximal tolerated dose
- Study in collaboration with University of Washington

Patient Population

- Advanced stage platinum resistant ovarian cancer
  - 300k diagnosed annually[1]/22k in US[2]
  - Stage IV survival as low as 20%[3]

PRGN-3006 UltraCAR-T™

Status

- FDA IND clearance in Dec '18
- Phase 1/1b study to evaluate safety and maximal tolerated dose
- Study in collaboration with Moffitt Cancer Center

Patient Population

- Relapsed or refractory acute myeloid leukemia (AML)
  - 20k diagnosed in US in 2018[4]
- Higher risk myelodysplastic syndrome (MDS)
  - US incidence >10k per year[5]

UltraCAR-T™


CAR
mbIL-15
Kill Switch

Non-viral *Sleeping Beauty* system to co-express CAR, mbIL15 and kill switch

[1]World Health Organization, International Agency for Research on Cancer, Global Cancer Observatory. Cancer Today, Estimated number of new cases in 2018, worldwide, both sexes, all ages. Accessed December 2018 via WHO IARC GCO website.
[2]American Cancer Society Ovarian Cancer Special Section. Access December 2018 via ACS website.
[3]American Cancer Society. Survival Rates for Ovarian Cancer, by Stage. Accessed December 2018 via ACS website.
[4]American Cancer Society. Key Statistics for Acute Myeloid Leukemia (AML). Accessed December 2018 via ACS website.
[5]American Cancer Society. Key Statistics for Myelodysplastic Syndromes. Accessed December 2018 via ACS website.

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PRECIGEN
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© 2019 Intrexon Corp. All rights reserved.

UltraCAR-T™ Platform Enables Rapid Manufacturing



Precigen's UltraCAR-T Platform enables patient reinfusion within two days following non-viral gene transfer
1 Leukapheresis
2 Electroporation
3 UltraCAR-T™ Infusion
Less than two days
Electroporation
Unmodified T-cell
Sleeping Beauty Plasmid DNA
UltraCAR-T™ cells
Leukapheresis and T cell isolation from patient
Electroporation of non-viral *Sleeping Beauty* for expression of CAR, mbIL15 and kill switch
UltraCAR-T™ cells expand in patients
UltraCAR-T™ Advantages : Potency + Safety + Scalability

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PRECIGEN

intrexon

© 2019 Intrexon Corp. All rights reserved.

Multigenic Candidate Displays Robust Biofunctional Activity Precigen’s multigenic candidate PRGN-5001 provides improved T cell activation in vitro and anti-tumor response in mice compared to approved anti-PD-1 checkpoint inhibitor Improved T cell activation Improved anti-tumor activity

Vaccine Candidates Generate Superior Immune Responses

Precigen AdenoVerse™ vaccine candidates and technology platform generate superior immune responses in a mouse model system compared to competitor vaccines



In vivo screening
Antigen Specific Immune Response
% CD8+ IFNγ+ T cells
20
15
10
5
0
Control
AdenoVerse Vaccine Candidates
Competitor Vaccine

Novel antigen designs for infectious disease vaccine candidates produce robust antigen-specific response



Antigen specific immune response
% CD8+ IFNγ+ T cells
10
8
6
4
2
0
Control
PRGN-2013
Competitor Ag in AdenoVerse Platform
Competitor Vaccine

AdenoVerse™ vaccine (PRGN-2013) produces superior immune response

15 PRECIGEN

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© 2019 Intrexon Corp. All rights reserved.

Autoimmunity Candidate Demonstrates Potent Bioactivity Precigen’s autoimmunity asset PRGN-3009 demonstrated potent suppression of effector cell function in vitro PRGN-3009 PRGN-3009 Suppression of effector T cell proliferation Novel multigenic approach for treatment of autoimmune disorders with unmet medical need PRGN-3009 No Activation No Treatment Suppression of inflammatory cytokine production

ActoBiotics® Platform – A Novel Class of Oral Biotherapeutics ActoBiotics® is a fully integrated, cost-effective & unique food microbe-based delivery platform for therapeutics Potential for superior efficacy and safety through oral or local targeted delivery Platform based on using Lactococcus lactis Safe, food grade, living, lactic acid bacteria Ongoing animal and human studies Not a gut commensal: no replication in the GI tract Designed to perform specific biological interventions Accelerates development and validated regulatory path for new IND candidates Scalable and low cost of manufacturing

Microbe-based Delivery of Biopharmaceuticals to Site of Disease

Buccal (Sublingual/rinse)

Intestinal (capsule)

Oral ActoBiotics®

ANTIGEN-SPECIFIC TREGS MIGRATE TO INFLAMED TISSUE

THERAPY TO TARGET MUCOSAL DISEASE PATHWAYS

Pancreas – T1D **AG019**

AG019 Ib/IIa trial in the treatment of early onset **type 1 diabetes** is ongoing and patient enrollment is proceeding in the US and Europe

GI Track – Celiac **AG017**

We continue to target an IND in Q2 2019 for AG017, an immune tolerance approach for the treatment of **celiac disease**

Oral cavity – OM **AG013**

Collaborator Oragenics, Inc. continues patient enrollment in the Phase IIb trial for AG013 in the treatment for **oral mucositis**

ACT[ ]BIO THERAPEUTICS

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© 2019 Intrexon Corp. All rights reserved.

We are continuing patient enrollment and dosing in Phase I trial of INXN-4001, an investigational drug which is the world’s first triple gene drug candidate to target heart failure, the leading cause of death in humans Triple-Gene LLC: First Triple Gene Drug to Target Heart Failure in Clinic Angiogenesis Cell Homing Immunomodulation Scar Remodeling Energetics Multi-effector therapeutics 1. Comparison of prognosis data from 1990 (Matoba et al, Jpn Circ, Jan 1990 accessed at https://www.ncbi.nlm.nih.gov/pubmed/2332933) and from 2016 (Mozzafarian et al, Circulation 2016) Existing treatments improve quality of life in the short-term and offer some improvement in long-term survival though at high cost and with associated complications1 INXN-4001 addresses the multiple malfunctions of cardiomyocytes in patients with heart failure Triple-Gene LLC (formerly Xogenex LLC) is Intrexon’s majority-owned subsidiary

Preliminary Data Suggests Improvements in Cardiac Performance Characteristic Subject 01-01 Subject 01-03 Subject 01-04       Baseline 10% 10% 10% 90 Days 20% 15% 35% 6 months 20% - 40% Left Ventricular Ejection Fraction (LVEF) LVEF refers to the amount of blood being pumped out of the left ventricle each time it contracts LVEF was measured via echocardiogram after the six minute walk test when patient’s LVAD was turned OFF Congested Heart Healthy Heart LVEF Range* Normal 50% to 70% Mild dysfunction 40% to 49% Moderate dysfunction 30% to 39% Severe dysfunction Less than 30% *LVEF Range according to American College of Cardiology: Heart Failure An ACC Clinical Toolkit Human Clinical Data for INXN-4001: Off Left Ventricular Assist Device (LVAD), LVEF

Exemplar: Advancing Swine for Regenerative Medicine and Research Focus on regenerative medicine continues with Exemplar and the Mayo Clinic launching a joint venture, Cytotheryx, to develop high-quality source of human liver cells to advance medical research and address an estimated $250 million annual market opportunity Exemplar Genetics is developing porcine research models, which more accurately replicate human pathology as compared to traditional research models

Cannabinoids for Medical Use Intrexon’s proprietary yeast strains enable a transformative process for robust production of cannabinoids with consistent yield and purity Platform is designed to enable production of multiple target cannabinoids Intrexon Labs Hungary: Robust Microbial Production of Therapeutic Compounds Active Pharmaceutical Ingredients (APIs) Microbial production of APIs avoids resource intensive isolation from plant and animal sources offering potential for better consistency and purity of final product Intrexon’s proprietary pathway engineering has enabled development of microbial strains producing APIs, including the opioid intermediate thebaine

Diverse Delivery Modalities for Innovative Therapeutics

Autologous Gene Therapies for Rare Skin Disorders

FCX-007: An autologous dermal fibroblast genetically modified to express functional Type VII collagen (COL7) that is missing or deficient in patients with **Recessive Dystrophic Epidermolysis Bullosa (RDEB)** is currently in a Phase 1/2 clinical trial

FCX-013: An autologous fibroblast genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen to treat **moderate to severe localized scleroderma** is currently enrolling Phase 1 portion of a Phase 1/2 clinical trial



Cell Manufacturing
Photo courtesy of Fibrocell Science

Gene Replacement Therapies for Rare Neurological Diseases

UltraVector-optimized adeno-associated virus (AAV)-Frataxin for treatment of Friedreich's Ataxia

Exosome-based Delivery of Bioactive Molecules

Human exosomes developed for delivering diverse payloads to treat a broad array of diseases. Lead programs are focused on delivering bioactive RNAs to treat leukemias.

Intrexon is collaborating with Fibrocell Science, Inc. (NASDAQ: FCSC) on FCX-007 and FCX-013; AAV-Frataxin is licensed to PTC Therapeutics, Inc. (NASDAQ: PTCT)

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© 2019 Intrexon Corp. All rights reserved.

Upcoming Milestones 2Q 2019 2Q 2019 2019 2Q 2019 2Q 2019 2Q 2019 3Q 2019 Anticipated Timing First patient dosing in Phase 1 clinical trial for PRGN-3005 UltraCAR-T™ First patient dosing in Phase 1 clinical trial for PRGN-3006 UltraCAR-T™ Completion of patient enrollment for Phase Ib/IIa for AG019 IND submission for ActoBiotics AG017 Completion of first cohort enrollment in a Phase 1 trial of INXN-4001 Initiation of Phase 3 trial for FCX-007 Completion of adult patient enrollment in Phase 1 for FCX-013

Intrexon Bioengineering

- Addressing global challenges across food, agriculture, environmental, and industrial fields by advancing biologically engineered solutions to improve sustainability and efficiency
- Portfolio of companies are leaders in their respective industries
- Led by LTG (Ret.) Thomas Bostick, PhD, PE, Chief Operating Officer of Intrexon and President of Intrexon Bioengineering


intrexon
Industrial Products Division
Microbial Production of Fuels and Chemicals
Okanagan Specialty Fruits
Non-browning apples
OXITEC
Self-limiting Insect Control
TRANS OVA genetics
Elite Bovine Genetics and Embryo Production
AquaBounty TECHNOLOGIES
Land-based Sustainable Aquaculture
Ag Bio Division
Precision Genetics for Sustainable Crop Production
ENVIROFLIGHT
Insect Protein for Animal Feed

AquaBounty Technologies, Inc. (NASDAQ: AQB) is an investment of Intrexon and Intrexon's collaborator in aquaculture; EnviroFlight, LLC is a joint venture between Intrexon and Darling Ingredients Inc. (NYSE: DAR)

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© 2019 Intrexon Corp. All rights reserved.

Intrexon Corporate Highlights We are realigning to focus on Healthcare by forming Intrexon Health and Intrexon Bioengineering while streamlining management We believe the company will end the year with approximately the same net cash and short-term investment position that it held on April 3, 2019, achieving this through a combination of partnering, asset sales and operating cost reductions Numerous processes and conversations underway relative to asset sales and partnering We prepare for an IPO of Precigen, pending data and/or transaction